American Century Investments®
Quarterly Portfolio Holdings
Focused International Growth Fund
August 31, 2021

Focused International Growth - Schedule of Investments
AUGUST 31, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 96.8%
Australia — 1.7%
CSL Ltd.	4,050	921,143
Brazil — 1.2%
Magazine Luiza SA	180,125	633,301
China — 4.3%
ANTA Sports Products Ltd.	57,000	1,170,829
Wuxi Biologics Cayman, Inc.(1)	74,000	1,145,665
		2,316,494
Denmark — 2.9%
Novo Nordisk A/S, B Shares	15,380	1,539,690
Finland — 2.0%
Neste Oyj	17,660	1,075,705
France — 20.7%
Air Liquide SA	4,910	880,080
Bureau Veritas SA	30,890	1,026,635
Capgemini SE	8,240	1,852,248
Dassault Systemes SE	19,720	1,126,327
Edenred	16,150	916,020
LVMH Moet Hennessy Louis Vuitton SE	1,520	1,126,031
Safran SA	2,540	318,632
Schneider Electric SE	10,270	1,834,905
Teleperformance	2,840	1,256,375
Valeo SA	26,240	748,957
		11,086,210
Germany — 6.6%
Daimler AG	11,290	952,365
Infineon Technologies AG	32,915	1,401,447
Puma SE	9,820	1,192,293
		3,546,105
Hong Kong — 4.8%
AIA Group Ltd.	85,000	1,014,962
Techtronic Industries Co. Ltd.	71,000	1,571,387
		2,586,349
India — 2.1%
HDFC Bank Ltd., ADR	14,150	1,108,087
Ireland — 3.2%
ICON plc(1)	4,090	1,046,099
Ryanair Holdings plc, ADR(1)	6,470	696,819
		1,742,918
Japan — 5.6%
Keyence Corp.	2,200	1,320,732
Recruit Holdings Co. Ltd.	28,400	1,672,253
		2,992,985
Mexico — 2.8%
Cemex SAB de CV, ADR(1)	183,450	1,504,290
Netherlands — 5.7%
Adyen NV(1)	609	1,968,333
Koninklijke DSM NV	5,210	1,109,194
		3,077,527

Singapore — 2.2%
Sea Ltd., ADR(1)	3,430	1,160,438
Spain — 6.5%
CaixaBank SA	353,000	1,096,575
Cellnex Telecom SA	19,734	1,350,758
Iberdrola SA	85,594	1,060,635
		3,507,968
Sweden — 4.4%
Hexagon AB, B Shares	80,760	1,400,433
Telefonaktiebolaget LM Ericsson, B Shares	81,830	969,285
		2,369,718
Switzerland — 7.8%
Lonza Group AG	1,850	1,564,594
Partners Group Holding AG	900	1,595,703
Zur Rose Group AG(1)	2,450	1,052,760
		4,213,057
Taiwan — 3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	85,000	1,864,494
United Kingdom — 8.8%
Ashtead Group plc	15,190	1,187,446
ASOS plc(1)	13,600	725,556
AstraZeneca plc	5,590	653,714
HSBC Holdings plc	208,000	1,102,312
Whitbread plc(1)	23,480	1,036,862
		4,705,890
TOTAL COMMON STOCKS (Cost $40,211,417)		51,952,369
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 2.75%, 1/31/24 - 8/31/25, valued at $323,597), in a joint trading account at 0.02%, dated 8/31/21, due 9/1/21 (Delivery value $317,136)		317,136
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 5/15/40, valued at $807,920), at 0.02%, dated 8/31/21, due 9/1/21 (Delivery value $792,000)		792,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,534	16,534
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,125,670)		1,125,670
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $41,337,087)		53,078,039
OTHER ASSETS AND LIABILITIES — 1.1%		607,324
TOTAL NET ASSETS — 100.0%		$53,685,363

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	24.0%
Industrials	17.8%
Consumer Discretionary	14.2%
Health Care	12.7%
Financials	11.1%
Materials	6.4%
Communication Services	4.7%
Energy	2.0%
Utilities	2.0%
Consumer Staples	1.9%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	1.1%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
India	1,108,087	—	—
Ireland	1,742,918	—	—
Mexico	1,504,290	—	—
Singapore	1,160,438	—	—
Other Countries	—	46,436,636	—
Temporary Cash Investments	16,534	1,109,136	—
	5,532,267	47,545,772	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.